
NYSE

# Investor Presentation

December 2018

FTE

## ENABLING THE EDGE

NYSE AMERICAN: FTNW

# Safe Harbor

The views presented in this presentation are for discussion purposes only. Information and opinions presented in this presentation have been obtained or derived from sources believed to be reliable. However, FTE Networks, Inc. (the "Company") does not make any representations or warranties as to the accuracy or completeness of any information contained herein. In addition, the Company does not accept any liability for losses arising from the use of the material presented in this presentation, except to the extent that such liability arises under specific U.S. statutes or regulations applicable to the Company.

The information and statements contained herein may contain forward-looking information as defined under applicable U.S. securities legislation, herein called "forward-looking statements." Forward-looking statements involve known and unknown risks and uncertainties which could cause the Company's actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the availability of funds, the successful commercialization of the Company's technologies, the ability of the Company to take advantage of business opportunities in its specific industry, uncertainties related to the prices at which the Company or other third parties may be able to sell its products in the future, and general changes in economic conditions. Investors are cautioned not to rely on these forward-looking statements. Except as required by law, the Company does not undertake any obligation to update the information or forward-looking statements contained herein, whether as a result of new information, future events, or otherwise.

The information contained herein is Proprietary and Confidential information. This presentation does not constitute or form part of any offer for purchase, sale or subscription of, or solicitation, or invitation of any offer to buy, sell, or to subscribe for any securities. Nor may it, or any part of it be relied on in connection with any contract or commitment whatsoever.

# Company Overview

LEADING THE GLOBAL TRANSITION TO
**NEXT GENERATION, INTELLIGENT BUILDINGS**

- FTE Networks is a **Technology Company** that operates and manages within the **in-building ecosystem** utilizing its two strategically focused segments, **technology** and **infrastructure**, with an emphasis on advanced network and intelligent building solutions
- Ever increasing demands on network infrastructure has driven the evolution of **"edge computing" – huge market opportunity**
- **Technology Segment with our Highly disruptive CrossLayer technology** provides carrier grade in-building wireless connectivity services; eliminate or reduce downtime – creates "4th utility"
- CrossLayer establishes a micro data center on-site within a property, providing **superior connectivity** and **fully customizable** services
- Infrastructure Segment **generating substantial cash flows** to both service debt and support ongoing investment in Technology Segment
- **Prestigious clients** including Fox, Bloomberg and the NYSE
- 2018 Financial Guidance:

  Revenue: $350 million **(+23% YOY)**

  Adjusted EBITDA: $30 million **(+42% YOY)**

## Key Stats

| NYSE American | FTNW |
|---|---|
| Share Price (11/28/18) | $4.38 |
| Enterprise Value (11/28/18) | $144.7M |
| Cash[1] | $5.7M |
| Debt[1] | $97M |
| Shares O/S [1] | 12.2M |
| Insider Ownership | 29% |
| Headquarters | Naples, FL |

[1] As of 9/30/18

SMARTER INFRASTRUCTURE-DEMAND REQUIRES A
**SMARTER OPERATING MODEL**

https://www.nyse.com/quote/XASE:FTNW

# Market Opportunity

| In Building Wireless Market Growth | Global Smart Building Market Value | Network Infrastructure (Fiber) | Data Center | US Commercial Construction |
|---|---|---|---|---|

**FTE BUSINESS MODEL SPANS MULTIPLE HIGH GROWTH MARKETS**



$4.8B
$16.7B
$7.0B
$36.0B
$130.0B
$150.0B
$130.0B
$170.0B
$204.0B

| In Building Wireless Market Growth | Global Smart Building Market Value | Network Infrastructure (Fiber) | Data Center | US Commercial Construction |
|---|---|---|---|---|
| 2015-2020<br>28.1% CAGR | 2014-2020<br>30% CAGR | 2017-2021 | 2016-2021<br>5.5% CAGR | 2017 |
| Source: Markets and Markets In-Building Wireless | Source: constructiondive.com/new/smart-buildings-market-prepares-to-take-off | Source: Knowledge Sourcing Intelligence DCI Forecast | Source: Deloitte Communications Infrastructure Upgrade: The Need for Deep Fiber, 2017 | Sources: Newmark, Grubb, Knight & Frank; Dodge Data & Analytics |

# Key Market Drivers



### Employee Demands for More Advanced Services

Augmented/Virtual Reality, 360 Video, 4/8K Streaming Video, Local/Private Cloud, Smart Building Experiences

### Office Network Density Continues to Increase

Impacts Network Performance & Compounds Complexity Involved to Deliver Communications Services

### Higher Speed Services Require a Cleaner Environment

Lack of Flexibility with Current Physical In-Building Networks Impede Opportunities to Expand Services & Capabilities

### Current Solutions Do Not Present a Path to Successfully Implement an Advanced Network

Carrier Solutions/Services Address the Specific Tenant Need vs Solving the Network Challenge

# Product Offering

**Integration of three, complementary value-add businesses within two strategically focused segments created a singular, next-generation technology company**

## **INFRASTRUCTURE** SEGMENT

- Designs and builds innovative, state-of-the-art facilities
- Engineer, Install and Maintain telecommunications and technology infrastructure
- **Provides strong cash flows to support growth and debt service**
- Generating strong repeat business with high profile customers – excellent reputation
- Operating in niche with lower economic elasticity – can succeed in diverse economic environments

## **TECHNOLOGY** SEGMENT

- **Provides higher margin recurring "overlay" for total enterprise dynamic – annuity like long term revenue streams**
- Enabling the complete management of in-building ecosystems
- Immediately scalable, immediately total-model ready, carrier agnostic

# Key Differentiator - CrossLayer In-Building Model



Traditional System
Back Haul Support
DAS
Fixed Wireless
Private WiFi
Guest/Public WiFi
Services
Tenant Data Services
Guest WiFi
Private WiFi
Wired Internet Access
Voice Products
Private Networks (EPL)
Smart sensors /HVAC/ Lighting
Security
Video
Emergency
DAS & Small Cell
Building Management System
CL Node
Network (WAN & LAN)
Compute (Hosting and Analytics)
Storage (Data and Content Cache)
Power (UPS monitoring and Battery)
CPU Cores = 200
Total RAM = 1 Terabyte
Total Storage = 10 Terabytes
Network Capability = 1.4Tbps
Core Network Fabric with 10Gb NAP handoffs
Carriers' Central Offices
Main Metropolitan Network Access Point (NAP)
Voice
Internet
WiFi Offload
Content Providers
Carrier Traffic to NAP
14 Carriers' Nodes
CL Node
Metro Fiber Network
CL System
PoE

# FTE Eases Connectivity Pain Points

CROSSLAYER™

## PROBLEM

### Connectivity Is #1

- Internet Access Quality #1 Factor in Choosing New Space
- Real Estate is Ranked On-Line by Connection Quality
- It Can Take up to 10 Weeks to Get Service Installed
- Network is Still Slow and Unreliable

## SOLUTION

### Immediate Access

- Building Owner Directly Provides Network Services to Tenants
- Service is Turned Up Immediately
- Experience is Reliable, Secure & Fast
- Access to Services Campus-Wide via Wireless Infrastructure

# Select Financials

**Income Statement Data as of 9/30/2018**

For the Nine Months, Revenue: $263.7 mil

For the Nine Months, Adjusted EBITDA: $22.8 mil

**Full Year 2019 Guidance**

Net Revenue $425 mil (+21% vs. 2018 est.)

Adjusted EBITDA $36 mil (+20% vs. 2018 est.)

Additional Buildings On-Net 45 (+150% vs 2018)

**Balance Sheet Data as of 9/30/2018**

Cash $5.7 mil

Total Debt $97 mil

**Backlog and Contract Wins**

Backlog as of 9/30/2018 - $473.6 mil

New Contract Wins YTD, as of 9/30/2018 - $442 mil

| VALUATION METRICS | FTNW | Industry Avg.[1] |
|---|---|---|
| EV (as of 11/28/2018) | $144.7 mil | |
| EV/2018 Sales | 0.4X | 1.0X |
| EV/2018 Adjusted EBITDA | 4.1X | 10.6X |
| 2018 Projected Adjusted EBITDA Growth | 42% | |

[1] Peer group: ZAYO, GTT, CCOI, DXC, CAPP, GIB, ATOS, MTZ, DY, ACM, GVA, TPC, WG, PWR, AGX

FTE Networks, Inc. // NYSE American: FTNW

# Growth Outlook

**Technology Segment**

- Focused growth through existing internal sales force
- Developing strategic partnerships with major real estate developers such as CBRE Group
- Marketing CrossLayer technology through established relationships within infrastructure segment

**Infrastructure Segment**

- Strong relationships with leading brands translating to recurring work that is predictable and consistent
- End goal is to generate diversified, reliable and profitable revenue base



# Management Experience

## MICHAEL PALLESCHI

Chief Executive Officer &
Chairman of the Board
Co-Founder

- 22 years Executive Leadership – Technology and telecom experience
- Chairman and CEO since 2013
- COO and President of Focus Venture Partners
- Senior management positions at Level 3 Communications, Qwest Communications and MCI

## DAVID LETHEM

Chief Financial Officer

- 30 years of experience with publicly traded companies in the fields of finance and accounting
- Named Chief Financial Officer of FTE in 2014
- Previously Director of Finance and Audit for Audit Management Solutions

## LYNN MARTIN

Chief Operating Officer &
President of CrossLayer

- More than 20 years of telecom experience
- Previously SVP Strategy & Portfolio Management at Nexius
- Senior Strategist in Accenture's Network Practice
- VP at Level 3 Communications

# Management Experience (Cont'd.)

## FRED SACRAMONE

President of Benchmark Builders
Member of Board of Directors

- 34+ years general contracting management experience, co-founder of Benchmark Builders
- Senior roles leading large complex projects

## MICHAEL BONEWITZ

Chief Technology Officer

- 20+ years of senior management experience in communications network engineering
- VP of Strategy and Product Development for Cloud services, Fiber engineering and construction at Nexius

## ANTHONY SIROTKA

Chief Administrative Officer
President of Infrastructure Segment

- 20+ years telecommunications and construction industry
- Principal of LQ Optics, a NYC based telecommunications infrastructure solution firm

## KIRSTIN GOOLDY

Chief Compliance Officer

- 24+ years senior management in telecom & technology
- CFO and Board Member of Powerstorm ESS

# Key Takeaways

- First-to-market provider of fast, secure, open source wireless networks
- Comprehensive service model leveraging three fully integrated and complementary businesses
- Advanced business model – strong cash flows from infrastructure segment service debt and R&D needs
- Benchmark Builders provides sales and marketing channel to Fortune 1000 clients
- Validating a business model that can be replicated in new geographic markets

# Contact Information

**FTE Networks**
Kirstin Gooldy

- 877-850-4308
- ir@ftenet.com

**MZ Group**
Ted Haberfield, President

- 760-755-2716
- thaberfield@mzgroup.us




NYSE

# APPENDIX

# Case Study: Industry City

FTE Selected to Build and Manage Ultra-Fast Compute-to-the-Edge Network to Industry City's (IC) 35-Acre Waterfront Campus with ~20 Buildings in Brooklyn, NY

- Benchmark Builders Relationships Provide Sales Channel for CrossLayer
- Access to More Than 450 IC Commercial Tenants
- FTE Will Deliver Telecom Carrier-Like Functionality
- Project Meets Demands of Industry City's Innovative Ecosystem of Tenants and Community
- Industry City Owns Data Network and Connections
- FTE to Manage Carrier-Neutral Network